SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 29, 2004

Gadzooks, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	0-26732	74-2261048
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4121 International Parkway
Carrollton, Texas 75007
(Address and Zip Code of Principal Executive Offices)

(972) 307-5555
(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant.

     (a) Previous Independent Accountants

     On July 29, 2004, Gadzooks, Inc., a Texas corporation (the “Company”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm upon completion of services related to the review of the Company’s Form 10-Q for the quarter ended May 1, 2004. The Company’s Audit Committee and Board of Directors participated in and approved the decision to change the Company’s independent registered public accounting firm.

     PricewaterhouseCoopers LLP’s audit reports on the Company’s financial statements as of January 31, 2004 and February 1, 2003 and for the years ended January 31, 2004 and February 1, 2003 did not contain an adverse opinion or disclaimer of opinion, and no such report was qualified or modified as to uncertainty, audit scope or accounting principle. However, the report on the financial statements as of January 31, 2004 and February 1, 2003 and for the years ended January 31, 2004 and February 1, 2003 contains an explanatory paragraph that raises substantial doubt about the ability of the Company to continue as a going concern.

     During the years ended January 31, 2004 and February 1, 2003 and through July 29, 2004, there have been no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     During the years ended January 31, 2004 and February 1, 2003 and through July 29, 2004, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested PricewaterhouseCoopers LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company. A copy of such letter, dated August 4, 2004, is filed as Exhibit 16 to this Current Report.

     (b) New Independent Accountants

     The Company engaged BDO Seidman as its new independent accountants as of July 30, 2004. During the two most recent fiscal years and through July 29, 2004, the Company did not consult with BDO Seidman regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that the Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Exhibits.

Number	Exhibit

16	PricewaterhouseCoopers LLP’s letter dated August 4, 2004 regarding the Company’s disclosure in the Current Report on Form 8-K.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GADZOOKS, INC.
Date: August 4, 2004	By: Name: Title:	/S/ JAMES A. MOTLEY James A. Motley Vice President/Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

16*	PricewaterhouseCoopers LLP’s letter dated August 4, 2004 regarding the Company’s disclosure in the Current Report on Form 8-K.

*Filed herewith.

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